Exhibit 2.1

Agreement and Plan of Merger dated as of February 2, 2006 (this “Agreement”) among:

(i)            H&E Equipment Services, Inc., a Delaware corporation (“H&E Delaware”);

(ii)           H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”); and

(iii)          H&E Equipment Services L.L.C., a Louisiana limited liability company (“H&E Louisiana”) and a wholly-owned subsidiary of H&E Holdings.

H&E Delaware, H&E Holdings and H&E Louisiana are herein together referred to as the “Parties”).

Recitals

A.            The Parties desire to effect:

(i)            the merger of H&E Holdings into H&E Delaware with H&E Delaware as the surviving corporation (the “H&E Holdings Merger”), pursuant to the terms and conditions of this Agreement and in accordance with Section 264 of the Delaware GCL and Section 18.209 of the Delaware LLCA; and

(ii)           the merger of H&E Louisiana into H&E Delaware with H&E Delaware as the surviving corporation (the “H&E Louisiana Merger”), pursuant to the terms and conditions of this Agreement and in accordance with Section 264 of the Delaware GCL and Section 1362 of the Louisiana LLCA. The H&E Holdings Merger and the H&E Louisiana Merger are herein together referred to as the “Mergers”.

B.            Schedule B hereto sets forth, as of immediately prior to the Effective Time of the H&E Holdings Merger, the names of the holders of the membership interests in H&E Holdings (the “H&E Holdings Members”), the classes and series of such membership interests (the “H&E Holdings Units”), and the amounts thereof owned by each of H&E Holdings Members.  Schedule B sets forth also the number of shares of H&E Delaware Common Stock into which the H&E Holdings Units will be converted in the Merger.

C.            The Parties intend that the Mergers shall be accomplished in order to facilitate an initial public offering (the “IPO”) by H&E Delaware of shares of its Common Stock, par value par value $0.01 per share (the “H&E Delaware Common Stock”).

D.            The Parties intend that (i) the H&E Holdings Merger shall be treated as a “E” reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended and in effect as of the date hereof (the “Code”), and (ii) the H&E Louisiana Merger shall be treated as a liquidation under Section 332 of the Code.

E.             The respective Boards of Directors of H&E Delaware, H&E Holdings and H&E Louisiana have unanimously approved the Mergers on the terms and conditions set forth herein.

Now, therefore, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I

Definitions

1.1.          Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Schedule A.

1.2.          Interpretation. Unless otherwise indicated to the contrary herein by the context or use thereof:  (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) the word “including” means “including, but not limited to” and “including without limitation”; (iii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iv) words importing the singular shall also include the plural, and vice versa; and (v) unless otherwise expressly indicated in the context, all references herein to any “Section”, “Article”, “clause”, “Schedule” or “Exhibit” refer to Sections, Articles, clauses, Schedules and Exhibits contained in, or attached to, this Agreement.

Article II

Mergers

2.1.          Mergers.

(a)           The Mergers shall be effected upon the terms and subject to the conditions of this Agreement. The H&E Holdings Merger shall be effected prior to the H&E Louisiana Merger. H&E Delaware shall be the surviving corporation in each Merger (the “Surviving Corporation”). The separate limited liability company existence of H&E Holdings shall cease as of the Effective Time of the H&E Holdings Merger, and the Surviving Corporation shall succeed to all of the rights, privileges, powers and franchises of H&E Holdings unaffected by the H&E Holdings Merger. Without limiting the generality of the foregoing, upon the Effective Time of the Mergers, and without the necessity of any further action by the Company, the Company hereby assumes all of the obligations of H&E Holdings and H&E Louisiana, respectively, including without limitation (as of the Effective Time of the H&E Louisiana Merger) all liabilities and obligations of H&E Louisiana under (i) the Credit Agreement and the “Loan Documents” to which reference is made therein, (ii) pursuant to the Senior Secured Notes Supplemental Indenture, the Senior Secured Indenture, the Senior Secured Notes and the Second Lien Security Documents, and (iii) pursuant to the Senior Subordinated Notes Supplemental Indenture, the Senior Subordinated Indenture and the Senior Subordinated Notes. The separate limited liability company existence of H&E Louisiana shall cease as of the Effective Time of the H&E Louisiana Merger, and the Surviving Corporation shall succeed to all of the rights, privileges, powers and franchises of H&E Louisiana unaffected by the H&E Louisiana Merger.

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The Surviving Corporation shall continue to be governed by the laws of the State of Delaware. The Mergers shall have the effects specified in the Delaware GCL and the Louisiana LLCA.

(b)           The closing of the Mergers (the “Closing”) shall take place as soon as practicable following the satisfaction or waivers of the conditions set forth in Section 4.1.  The date of the Closing is herein called the “Closing Date”.

2.2.          Effective Time.

(a)           On or before the Closing Date:

(i)            H&E Delaware and H&E Holdings shall cause a certificate of merger satisfying the requirements of Section 251 of the Delaware GCL (the “H&E Holdings Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware; and

(ii)           H&E Delaware and H&E Louisiana shall cause a certificate of merger satisfying the requirements of Section 264 of the Delaware GCL and a certificate of merger satisfying the requirements of Section 1360 of the Louisiana LLCA (together, the “H&E Louisiana Certificates of Merger”) to be filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Louisiana, respectively.

The H&E Holdings Certificate of Merger and the H&E Louisiana Certificates of Merger are herein together referred to as the “Merger Documents”.

(b)           The Merger Documents shall state that the H&E Holdings Merger shall become effective (the “Effective Time of the H&E Holdings Merger”) at 9:00 o’clock A.M. (Eastern Standard Time) on February 3, 2006. The Merger Documents shall state that the H&E Louisiana Merger shall be effective (the “Effective Time of the H&E Louisiana Merger”) at 9:30 o’clock A.M. (Eastern Standard Time) on February 3, 2006. The Effective Time of the H&E Holdings Merger and the Effective Time of the H&E Louisiana Merger are herein together referred to as the “Effective Time of the Mergers”.

2.3.          H&E Delaware Certificate of Incorporation; By-Laws. The Certificate of Incorporation and the By-laws of H&E Delaware shall be the certificate of incorporation and the by-laws of the Surviving Corporation until thereafter amended in accordance with applicable law.

2.4.          Directors and Officers. The directors and officers of H&E Delaware, and all committees of the Board of Directors of H&E Delaware and the members thereof and the authority and charters of such committees, as of immediately following the Effective Time of the Mergers shall be the same as the directors and officers of H&E Louisiana, and all committees of the Board of Directors of H&E Louisiana and the members thereof and the authority and charters of such committees, as of immediately prior to Effective Time of the H&E Louisiana Merger. Such individuals shall serve until their successors are duly elected or appointed and qualify, or

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until they are removed in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation or until they resign.

2.5.          Effect on Membership Interests and Capital Stock.

(a)           H&E Holdings Merger. As of the Effective Time of the H&E Holdings Merger, by virtue of the H&E Holdings Merger and without any action on the part of the Parties or the holders of any of the following securities:

(i)            Conversion of H&E Holdings Units. The Units (as defined in the H&E Holdings LLC Agreement) of H&E Holdings issued and outstanding as of immediately prior to the Effective Time of the H&E Holdings Merger shall be converted into the right to receive the number of shares of H&E Delaware Common Stock per Unit as set forth on Schedule B hereto.  H&E Delaware will not issue fractional shares in the H&E Holdings Merger, and the aggregate number of shares of Merger Shares each H&E Holdings Member is entitled to receive shall be rounded up or down to the nearest whole share of H&E Delaware Common Stock as set forth on Schedule B. No cash shall be paid in lieu of fractional shares.

(ii)           Cancellation of H&E Delaware Shares. Each share of the capital stock of H&E Delaware issued and outstanding immediately prior to the Effective Time of the H&E Holdings Merger shall be automatically cancelled and shall cease to exist without being converted into any stock or other consideration whatsoever.

(b)           H&E Louisiana Merger. Each membership interest in H&E Louisiana issued and outstanding immediately prior to the Effective Time of the H&E Louisiana Merger shall be automatically cancelled and shall cease to exist without being converted into any stock or other consideration whatsoever.

2.6.          Further Assurances. As of and after the Effective Time of the Mergers, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of H&E Holdings, H&E Louisiana and the Surviving Corporation, any deeds, bills of sale, assignments or assurances, and to take and do, in the name and on behalf of H&E Holdings, H&E Louisiana and the Surviving Corporation, any other actions necessary to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of or in connection with the Mergers.

2.7.          Exchange Procedures. On or promptly following the Effective Time, H&E Delaware shall deliver to each record holder of the H&E Holdings Units: (i) a letter of transmittal (the “Letter of Transmittal”) and (ii) instructions to the holders of the H&E Holdings Units for effecting the surrender of certificates evidencing the H&E Holdings Units in exchange for shares of H&E Delaware Common Stock with respect thereto. Upon surrender of each such certificate to H&E Delaware (or such exchange agent as may be designated by the Letter of Transmittal; H&E Delaware or such exchange agent being herein referred to as the “Exchange Agent”) together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such certificate shall be entitled to receive promptly

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the shares of H&E Delaware Common Stock for each H&E Holdings Unit formerly represented by such certificate.

2.8.          Lost Certificates. If any certificate evidencing the H&E Holdings Units shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the provision of an indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed certificate the H&E Delaware Common Stock with respect to the H&E Holdings Units formerly represented thereby in accordance with this Article II.

2.9.          Transfer Books. At 5:00 p.m., New York City time, on the day the Effective Time of the Mergers occurs, the transfer books of H&E Holdings Units shall be closed and there shall be no further registration of transfers of H&E Holdings Units thereafter on the records of H&E Holdings. From and after the Effective Time, the holders of certificates evidencing H&E Holdings Units shall cease to have any rights with respect to H&E Holdings Units formerly represented thereby, except as otherwise provided herein or by law. On or after the Effective Time of the Mergers, any certificates presented to the Exchange Agent for any reason shall be exchanged for the H&E Delaware Common Stock payable or deliverable with respect to the shares of H&E Holdings Units formerly represented thereby in accordance with this Article II.

2.10.        Legend. Each certificate or instrument evidencing the H&E Delaware Common Stock issued to H&E Holdings Members pursuant to the H&E Holdings Merger (the “Merger Shares”), and each certificate or instrument issued in exchange for or upon the transfer of the Merger Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

Upon the request of any H&E Holdings Member, the Company shall remove the legend set forth above from the certificate or certificates for such Merger Shares (if such Merger Shares are certificated as of such time); provided, that such Merger Shares are eligible (as reasonably determined by the Company in reliance upon an opinion of counsel to the holder of the Merger Shares) for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

2.11.        Termination of Limited Liability Company Agreements. The Limited Liability Company Agreement dated as of June 17, 2002 , as amended, of H&E Holdings (the “H&E Holdings LLC Agreement”) shall terminate and be of no further force or effect as of the Effective Time of the H&E Holdings Merger, except that the provisions of Section 10.17(c) of the H&E Holdings LLC Agreement shall continue to be applicable for the period specified therein in respect of the IPO. The Amended and Restated Operating Agreement dated as of June

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17, 2002, as amended, of H&E Louisiana shall terminate and be of no further force or effect as of the Effective Time of the H&E Louisiana Merger.

Article III

Representations and Warranties

3.1.          Representations and Warranties of H&E Holdings. H&E Holdings hereby represents and warrants to H&E Delaware and H&E Louisiana as follows:

(a)           Organization. H&E Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the laws of the State of Delaware.

(b)           Authorization; Enforceability. H&E Holdings has the power and authority to execute and deliver this Agreement and any other documents to be executed in connection herewith and to perform its obligations hereunder, all of which have been, or will be, duly authorized by all requisite limited liability company action. To the extent that H&E Holdings is a party thereto, this Agreement and each other document to be executed in connection herewith has been duly authorized, executed and delivered by H&E Holdings and constitutes a valid and binding agreement of H&E Holdings, enforceable against H&E Holdings in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c)           Non-contravention. Neither the execution and delivery of this Agreement or the fulfillment of and the performance by H&E Holdings of its obligations hereunder nor the consummation of the Mergers will (i) contravene any provision contained in H&E Holdings’ Constituent Documents, (ii) conflict with, violate or result in a breach (with or without the lapse of time, the giving of notice, or both) of, or constitute a default (with or without the lapse of time, the giving of notice, or both) under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, bond, license, permit or other instrument or obligation or (B) any judgment, order, decree, statute, law, rule or regulation or other restriction of any Governmental Authority, in each case to which H&E Holdings is a party or by which it is bound or to which any of its assets or properties are subject, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

(d)           No Consents. Except for the filing and recordation of the Merger Documents as required by the Delaware GCL and the Louisiana LLCA, and filings, consents or approvals, including without limitation under the securities laws of the United States, which have been obtained and are in full force and effect, no notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement by H&E Holdings, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

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3.2.          Representations and Warranties of H&E Louisiana. H&E Louisiana hereby represents and warrants to H&E Holdings and H&E Delaware as follows:

(a)           Organization. H&E Louisiana is a limited liability company duly organized, validly existing and in good standing under the laws of the laws of the State of Louisiana.

(b)           Authorization; Enforceability. H&E Louisiana has the power and authority to execute and deliver this Agreement and any other documents to be executed in connection herewith and to perform its obligations hereunder, all of which have been, or will be, duly authorized by all requisite limited liability company action. To the extent that H&E Louisiana is a party thereto, this Agreement and each other document to be executed in connection herewith has been duly authorized, executed and delivered by H&E Louisiana and constitutes a valid and binding agreement of H&E Louisiana, enforceable against H&E Louisiana in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c)           Non-contravention. Neither the execution and delivery of this Agreement or the fulfillment of and the performance by H&E Louisiana of its obligations hereunder nor the consummation of the Mergers will (i) contravene any provision contained in H&E Louisiana’s Constituent Documents, (ii) conflict with, violate or result in a breach (with or without the lapse of time, the giving of notice, or both) of, or constitute a default (with or without the lapse of time, the giving of notice, or both) under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, bond, license, permit or other instrument or obligation or (B) any judgment, order, decree, statute, law, rule or regulation or other restriction of any Governmental Authority, in each case to which H&E Louisiana is a party or by which it is bound or to which any of its assets or properties are subject, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

(d)           No Consents. Except for the filing and recordation of the Merger Documents as required by the Delaware GCL and the Louisiana LLCA, and filings, consents or approvals, including without limitation under the securities laws of the United States, which have been obtained and are in full force and effect, no notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement by H&E Louisiana, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

3.3.          Representations and Warranties of H&E Delaware. H&E Delaware hereby represents and warrants to H&E Louisiana and H&E Holdings as follows:

(a)           Organization. H&E Delaware is a corporation duly organized, validly existing and in good standing under the laws of the laws of the State of Delaware.

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(b)           Authorization; Enforceability. H&E Delaware has the power and authority to execute and deliver this Agreement and any other documents to be executed in connection herewith and to perform its obligations hereunder, all of which have been, or will be, duly authorized by all requisite corporate action. To the extent that H&E Delaware is a party thereto, this Agreement and each other document to be executed in connection herewith has been duly authorized, executed and delivered by H&E Delaware and constitutes a valid and binding agreement of H&E Delaware, enforceable against H&E Delaware in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c)           Non-contravention. Neither the execution and delivery of this Agreement or the fulfillment of and the performance by H&E Delaware of its obligations hereunder nor the consummation of the Mergers will (i) contravene any provision contained in H&E Delaware’s Constituent Documents, (ii) conflict with, violate or result in a breach (with or without the lapse of time, the giving of notice, or both) of, or constitute a default (with or without the lapse of time, the giving of notice, or both) under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, bond, license, permit or other instrument or obligation or (B) any judgment, order, decree, statute, law, rule or regulation or other restriction of any Governmental Authority, in each case to which H&E Delaware is a party or by which it is bound or to which any of its assets or properties are subject, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

(d)           No Consents. Except for the filing and recordation of the Merger Documents as required by the Delaware GCL and the Louisiana LLCA, and filings, consents or approvals, including without limitation under the securities laws of the United States, which have been obtained and are in full force and effect, no notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement by H&E Delaware, except as could not be reasonably expected to materially impair or delay its ability to consummate the transactions contemplated hereby.

Article IV

Conditions, Amendment and Termination

4.1.          Conditions to Effect the Mergers. The obligations of H&E Delaware, H&E Holdings and H&E Louisiana to consummate the transactions contemplated hereby, including to effect the Mergers, shall be subject to the satisfaction of the following conditions on the date hereof, unless and to the extent waived by the Party for whose benefit such condition exists:

(a)           H&E Delaware shall have delivered to H&E Holdings and H&E Louisiana (i) a copy, certified by the Secretary of H&E Delaware, of the resolutions of the Board of Directors of H&E Delaware authorizing the execution, delivery and consummation of this Agreement and the Mergers, (ii) a copy, certified by the Secretary of H&E Delaware, of the Constituent Documents of H&E Delaware, and (iii) a certificate of the Secretary of H&E

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Delaware, dated as of the date hereof, as to the incumbency of any officer of H&E Delaware executing this Agreement or any document related thereto;

(b)           H&E Holdings shall have delivered to H&E Delaware (i) a copy, certified by the Secretary of H&E Holdings, of the resolutions of the Board of Directors of H&E Holdings authorizing the execution, delivery and consummation of this Agreement and the Mergers, (ii)  a copy, certified by the Secretary of H&E Holdings, of the Constituent Documents of H&E Holdings, and (iii) a certificate of the Secretary of H&E Holdings, dated as of the Closing Date, as to the incumbency of any officer of H&E Holdings executing this Agreement or any document related thereto;

(c)           H&E Louisiana shall have delivered to H&E Delaware (i) a copy, certified by the Secretary of H&E Louisiana, of the resolutions of the Board of Directors of H&E Louisiana authorizing the execution, delivery and consummation of this Agreement and the Mergers, (ii)  a copy, certified by the Secretary of H&E Louisiana, of the Constituent Documents of H&E Louisiana, and (iii) a certificate of the Secretary of H&E Louisiana, dated as of the Closing Date, as to the incumbency of any officer of H&E Louisiana executing this Agreement or any document related thereto;

(d)           This Agreement and the H&E Holdings Merger shall have been approved by the H&E Holdings Members in accordance with Section 18.209 of the Delaware LLCA and Sections 10.17 and 10.19 of the H&E Holdings LLC Agreement.

(e)           All consents, authorizations, permits, orders or approvals of, and filings or registrations with, any Governmental Authority which are required in connection with the execution and delivery of this Agreement and the consummation of the Mergers shall have been obtained or made and shall be in full force and effect.

(f)            The Amended and Restated Registration Rights Agreement in the form attached as Exhibit A hereto shall have been executed and delivered by the Company and the H&E Holdings Members identified therein as signatories, such Amended and Restated Registration Rights Agreement to be effective as of immediately following the Effective Time of the H&E Holdings Merger.

(g)           The Amended and Restated Security Holders Agreement in the form attached as Exhibit B hereto shall have been executed and delivered by the Company and the H&E Holdings Members identified therein as signatories, such Amended and Restated Security Holders Agreement to be effective as the Effective Time of the H&E Holdings Merger.

(h)           The Amended and Restated Investor Rights Agreement in the form attached as Exhibit C hereto shall have been executed and delivered by the Company and the H&E Holdings Members identified therein as signatories, such Amended and Restated Investor Rights Agreement to be effective as the Effective Time of the H&E Holdings Merger.

(i)            The First Amended and Restated Management Agreement, dated as of June 17, 2002 (as amended and in effect as of the date hereof) among Bruckmann, Rosser,

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Sherrill & Co., L.L.C., H&E Holdings and H&E Louisiana shall have been terminated subject to the effectiveness of the Mergers, the consummation of the IPO and the payment by H&E Delaware to Bruckmann, Rosser, Sherrill & Co., L.L.C. of a termination fee in the amount of $8.0 million and the payment of accrued management fees and expenses.

(j)            The Credit Agreement dated as of June 17, 2002 (as amended and in effect as of the date hereof) (the “Credit Agreement”) by and among H&E Louisiana and Great Northern Equipment, Inc. (as the “Borrowers”), H&E Holdings, GNE Investments, Inc. and H&E Finance Corp., the persons designated as “Lenders” on the signature pages hereto and General Electric Capital Corporation, as Agent, shall have been amended in a manner satisfactory to H&E Delaware, subject to the effectiveness of the H&E Louisiana Merger.

(k)           Pursuant to the Indenture dated as of June 17, 2002 (the “Senior Secured Indenture”) between H&E Louisiana, the “Guarantors” specified therein and The Bank of New York, as Trustee, governing the 11 1/8% Senior Secured Notes due 2012 (the “Senior Secured Notes”), the Company, said Guarantors and The Bank of New York, as Trustee shall have executed the Supplemental Indenture in the form attached as Exhibit D hereto (the “Senior Secured Notes Supplemental Indenture”), such Senior Secured Notes Supplemental Indenture to be effective as of the Effective Time of the H&E Louisiana Merger.

(l)            Pursuant to the Indenture dated as of June 17, 2002 (the “Senior Subordinated Indenture”) between H&E Louisiana, the “Guarantors” specified therein and The Bank of New York, as Trustee, governing the 12 1/2% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes”), the Company, said Guarantors and The Bank of New York, as Trustee shall have executed the Supplemental Indenture in the form attached as Exhibit E hereto (the “Senior Subordinated Notes Supplemental Indenture”), such Senior Subordinated Notes Supplemental Indenture to be effective as of the Effective Time of the H&E Louisiana Merger.

4.2.          Termination. This Agreement may be terminated, notwithstanding the approval thereof by H&E Holdings Members, at any time prior to the Effective Time of the Mergers, by mutual consent of the Boards of Directors of each of H&E Delaware, H&E Holdings, and H&E Louisiana.

4.3.          Effect of Termination. If this Agreement is terminated pursuant to Section 4.2, all rights and obligations of the Parties shall terminate and no party shall have any liability to any other Party.

4.4.          Amendments.       This Agreement may be amended at any time and from time to time by H&E Delaware, H&E Holdings and H&E Louisiana with the approval of the H&E Holdings Members in accordance with Section 10.19 of the H&E Holdings LLC Agreement.

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Article V

Miscellaneous

5.1.          Exhibits and Schedules. All exhibits and schedules hereto, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

5.2.          Entire Agreement. This Agreement, including the Schedules attached hereto, constitutes the entire agreement among the Parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

5.3           Further Assurances. Each of the Parties agrees to execute such documents and instruments and to take whatever action may be necessary or desirable to consummate the transactions contemplated hereby, including to effect the Mergers.

5.4.          Governing Law; Consent to Jurisdiction. Except to the extent that the Mergers and the Merger Documents shall be subject to the Delaware GCL and the Louisiana LLCA, this Agreement and the rights and obligations of the Parties shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without giving effect to the conflict of laws principals thereof. Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any Federal or state court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each of the Parties hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which such Party may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION BROUGHT HEREUNDER OR ARISING OUT OF THE TRANSACTION AND THE TRANSACTION DOCUMENTS.

5.5.          Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by any Party without the written consent of each of the other Parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties. This Agreement shall be for the sole benefit of the Parties and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

5.6.          Counterparts.        This Agreement may be executed in counterparts, any one of which may be by facsimile, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

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5.7.          Titles and Heading. The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

5.8.          Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

5.9.          No Strict Construction. Each of the Parties acknowledge that this Agreement has been prepared jointly by the Parties, and shall not be strictly construed against any Party.

[Signature Pages Follow]

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In witness whereof, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

H&E Equipment Services, Inc.		H&E Holdings L.L.C.

By:	/s/ John Engquist	By:	/s/ John Engquist
	John Engquist	John Engquist
	President	President

H&E Equipment Services L.L.C.

By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer

Agreement and Plan of Merger dated as of February 2, 2006

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Schedule A to Agreement and Plan of Merger

Definitions

1.             Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Agreement” means this Agreement and Plan of Merger as amended and in effect from time to time in accordance with the provisions hereof.

“Constituent Documents”, when used with respect to any Party, means the articles or certificate of incorporation, limited liability company agreement, operating agreement and by-laws, as applicable, of such Party, and all amendments thereto or restatements thereof, as currently in effect.

“Delaware GCL” means the General Corporation Law of the State of Delaware, as amended and in effect as of the date hereof.

“Delaware LLCA” means the Limited Liability Company Act of the State of Delaware, as amended and in effect as of the date hereof.

“Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory, or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

“H&E Holdings LLC Agreement” means the Limited Liability Company Agreement, dated as of June 17, 2002, of H&E Holdings, as amended and in effect as of the date hereof.

“Law” means the following: statutes; laws; ordinances; regulations, rules, written policy, resolutions, orders, determinations, writs, injunctions, awards (including without limitation awards of any arbitrator), judgments and decrees of any Governmental Authority; applicable as to the foregoing to the specified Persons and to the businesses and assets thereof.

“Louisiana LLCA” means the Louisiana Limited Liability Company Law, as amended and in effect as of the date hereof.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, estate, joint venture, association or other organization, any division, segment or other unincorporated business, whether or not a legal entity, or a Governmental Authority.

2.             Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 2:

Term	Location

Code	Recitals
Closing	Section 2.1(b)
Closing Date	Section 2.1(b)
Credit Agreement	Section 4.1(j)
Effective Time of the H&E Holdings Merger	Section 2.2(b)
Effective Time of the H&E Louisiana Merger	Section 2.2(b)
Effective Time of the Mergers	Section 2.2(b)
Exchange Agent	Section 2.7
H&E Delaware	Preamble
H&E Delaware Common Stock	Preamble
H&E Holdings	Preamble
H&E Holdings Certificate of Merger	Section 2.2(a)
H&E Holdings LLC Agreement	Section 2.11
H&E Holdings Merger	Preamble
H&E Holdings Members	Recitals
H&E Holdings Units	Recitals
H&E Louisiana	Preamble
H&E Louisiana Merger	Recitals
H&E Louisiana Certificates of Merger	Section 2.2(a)
IPO	Preamble
Letter of Transmittal	Section 2.9
Mergers	Recitals
Merger Documents	Section 2.2(a)
Merger Shares	Section 2.10
Parties	Preamble
Senior Secured Indenture	Section 4.1(k)
Senior Secured Notes	Section 4.1(k)
Senior Secured Notes Supplemental Indenture	Section 4.1(k)
Senior Subordinated Indenture	Section 4.1(l)
Senior Subordinated Notes	Section 4.1(l)
Senior Subordinated Notes Supplemental Indenture	Section 4.1(l)
Surviving Corporation	Section 2.1

2

Exhibit A to Agreement and Plan of Merger

Amended and Restated Registration Rights Agreement

Attached

Amended and Restated Registration Rights Agreement dated as of February 3, 2006 (this “Agreement”) among:

(i)            H&E Equipment Services, Inc., a Delaware corporation (the “Company”); and

(ii)           the Persons identified on the signature pages hereto as “Registrable Securities Holders”, together with such additional Persons who become Registrable Securities Holders in accordance with the provisions of this Agreement

The Company and the Registrable Securities Holders are herein together referred to as the “Parties”.

Recitals

A.            On the date hereof, and pursuant to the Agreement and Plan of Merger dated as of February 2, 2006 (the “Agreement and Plan of Merger”) among the Company, H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”), H&E Equipment Services, L.L.C., a Louisiana limited liability company, H&E Holdings will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”).

B.            Prior to the Merger, H&E Holdings and the Registrable Securities Holders are the holders of “Class A Common Units”, “Class B Common Units” “Class A Preferred Units”, “Class B Preferred Units”, “Class C Preferred Units” and “Class D Preferred Units” (together, “Units”) representing membership interests in H&E Holdings and, pursuant to the Merger, their Units will be converted into shares of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. Subsequent to the Merger, the number of shares of the Common Stock which the Registrable Securities Holders will receive pursuant to the Merger in respect of their Units is set forth opposite their names on Schedule A hereto.

C.            H&E Holdings and Registrable Securities Holders are parties to the Registration Rights Agreement dated as of June 17, 2002 (the “H&E Holdings Registration Rights Agreement”).

D.            The Company and Registrable Securities Holders desire that this Agreement shall amend, restate and replace the H&E Holdings Registration Rights Agreement.

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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1.                                       Definitions. As used herein, the following terms shall have the following meanings.

“Affiliate” means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Approved Company Sale” means if BRS Majority Holders approve a sale of all or substantially all of the Company’s assets determined on a consolidated basis or a sale of all (or a lesser percentage, if necessary, as determined by BRS Majority Holders for accounting, tax or other reasons) of the Company’s outstanding Common Stock (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing, to an Independent Third Party or group of Independent Third Parties. “Approved Company Sale” shall not include the Merger.

“BRS Majority Holders” means, at any time, the holders of a majority of the number of the BRS Securities that are Common Stock which are issued to the BRS Registrable Securities Holders pursuant to the Merger in respect of Units held by BRS Registrable Securities Holders prior to the Merger, including without limitation any Common Stock issued with respect to such Common Stock by way of a stock split or combination or recapitalization or reclassification of such Common Stock.

“BRS Securities” means all Common Stock owned by any BRS Registrable Securities Holders which are issued to the BRS Registrable Securities Holders pursuant to the Merger in respect of Units held by the BRS Registrable Securities Holders prior to the Merger, including without limitation any Common Stock issued with respect to such Common Stock by way of a stock split or combination or recapitalization or reclassification of such Common Stock.

“BRS Registrable Securities” means (i) all Common Stock acquired by, or issued or issuable to, BRS Registrable Securities Holders or any of their Affiliates pursuant to the Merger in respect of the Units held by such BRS Registrable Securities Holders prior to the Merger and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or reclassification, other than equity securities issued in any Approved Company Sale. As to any particular BRS Registrable Securities, such securities shall cease to be BRS Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144.

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“BRS Registrable Securities Holders” means those Registrable Securities Holders identified as such on Schedule A hereto.

“Common Stock” means collectively, the Common Stock, par value $0.01 per share, of the Company any other equity of the Company (or its successors) hereafter authorized which is not limited to a fixed sum or percentage of par value or stated value in respect to the rights of the holders thereof to participate in dividends or other distributions or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities.

“Current Registration Statement” means the Registration Statement on Form S-1 filed by the Company with the SEC and effective as of January 30, 2006.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Family Group” means, with respect to any Person who is an individual, (i) such Person’s spouse, former spouse and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, “Relatives”) or (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person’s relatives.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the number of Common Stock on a fully diluted basis (a “5% Owner”), who is not an Affiliate of any such 5% Owner and who is not a member of the Family Group of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other Persons.

“Other Registrable Securities” means (i) all Common Stock acquired by, or issued or issuable to, Other Registrable Securities Holders pursuant to the Merger in respect of the Units held by such Other Registrable Securities Holders prior to the Merger, (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144.

“Other Registrable Securities Holders” means Registrable Securities Holders other than BRS Registrable Securities Holders.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a bank, a trust company, a land trust, a business trust, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization, whether or not it is a legal entity.

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“Public Offering” means an underwritten public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means, collectively, the BRS Registrable Securities and the Other Registrable Securities.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and distributing expenses, messenger and delivery expenses, fees and expenses of custodians, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system, and fees and disbursements of counsel for the Company and the underwriters and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation or a limited liability company with voting securities, a majority of the total voting power of shares of stock (or units) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company without voting securities, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes of this Agreement, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, managing member, or general partner of such limited liability company, partnership, association or other business entity.

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2.             Demand Registrations.

(a)           Requests for Registration.

(i)            At any time after the date hereof, the holder(s) of a majority of the BRS Registrable Securities may request registration under the Securities Act (other than in connection with the Current Registration Statement) of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”), or on Form S-2 or S-3 or any similar short-form registration (a “Short-Form Registration”) if such a short form is available.

(ii)           All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”. Each request for a Demand Registration (a “Demand Request”) shall specify the approximate number of Registrable Securities requested to be registered, the anticipated method or methods of distribution and the anticipated per share price range for such offering. Within ten days after receipt of any such Demand Request, the Company will give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other holders of Registrable Securities (a “Company Notice”) and the Company will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the delivery of such Company Notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b)           Long-Form Registrations. The holders of BRS Registrable Securities will be entitled to unlimited Long-Form Registrations. The Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective.

(c)           Short-Form Registrations. The holders of BRS Registrable Securities will be entitled to unlimited Short-Form Registrations. Demand Registrations by holders of BRS Registrable Securities will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of BRS Registrable Securities. The Company will pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration by the holders of BRS Registrable Securities whether or not it has become effective.

(d)           Priority on Demand Registrations.

(i)            The Company will not include in any Demand Registration any securities which are not Registrable Securities unless holder(s) of a majority of the Registrable Securities initiating such Demand Registration pursuant to Section 2(a) otherwise consent.

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(ii)           If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities, requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to holder(s) of a majority of the Registrable Securities initiating such Demand Registration pursuant to Section 2(a) and without adversely affecting the marketability of the offering, then the Company will include in such Demand Registration (A) first, the number of Registrable Securities requested to be included in such Demand Registration (by holders initiating such Demand Registration as well as other holders who are permitted under this Agreement to request the inclusion of Registrable Securities in such Demand Registration), pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (B) second, any other securities of the Company requested to be included in such registration, in such manner as the Company may determine.

(e)           Restrictions on Demand Registrations.

(i)            The Company will not be obligated to file any registration statement with respect to any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration (including the Current Registration Statement) or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 and in which there were included not less than 80% of the number of Registrable Securities requested to be included.

(ii)           The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event the holders of Registrable Securities initiating such Demand Registration pursuant to Section 2(a) will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such requested registration. The Company may use the provisions of this clause (ii) to delay a Demand Registration initiated by holders of BRS Registrable Securities only once during any twelve-month period.

(f)            Selection of Underwriters. In the case of any Demand Registration, the holders of a majority of the BRS Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering (which investment banker(s) and manager(s) will be nationally recognized).

(g)           Other Registration Rights. Except as provided in this Agreement, after the date hereof, the Company will not grant to any Persons the right to request the Company to register any Common Stock, or any securities convertible or exchangeable into or exercisable for

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Common Stock, without the prior written consent of the holders of a majority of the BRS Registrable Securities.

3.             Piggyback Registrations.

(a)           Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act for its own account or for the account of any holder of Common Stock (other than pursuant to the Current Registration Statement, other than pursuant to a Demand Registration, other than pursuant to a registration statement on Form S-8 or S-4 or any similar or successor form, other than in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called “Equity Kicker”), and, except, unless the Company has received the prior written consent of holders of a majority of the BRS Registrable Securities, in connection with an initial Public Offering) (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and of such holders’ rights under this Section 3(a). Upon the written request of any holder of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall include in such registration (subject to the provisions of this Agreement) all Registrable Securities requested to be registered pursuant to this Section 3(a), subject to Section 3(b) below, with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b)           Priority on Primary Registrations. If a Piggyback Registration is in part an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iii) third, any other securities requested to be included in such registration, in such manner as the Company may determine.

(c)           Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, (A) the securities requested to be included therein by the holders requesting such registration and (B) the Registrable Securities requested to be included in such registration, pro rata from among such holders and the holders

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of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (ii) second, any other securities requested to be included in such registration, in such manner as the Company may determine.

(d)           Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then all the parties hereto agree that the Company shall not be required to effect any other registration of any of its equity or similar securities or securities convertible or exchangeable into or exercisable for its equity or similar securities under the Securities Act (except on Forms S-4 or S-8 or any successor or similar form or in connection with a Demand Registration), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

(e)           Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

4.             Holdback Agreements.

(a)           Each holder of Registrable Securities hereby agrees (i) not to effect any sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, during the seven days prior to and the 180-day period beginning on the effective date of a Public Offering (except as part of such Public Offering), unless the underwriters managing such Public Offering otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities) and (ii) to execute and deliver any reasonable agreement which is consistent with the provisions of clause (i) of this Section 4(a) and which may be required by the underwriters managing such Public Offering.

(b)           The Company (i) will not effect any sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, during the seven days prior to and during the 180-day period beginning on the effective date of a Public Offering (except as part of such Public Offering), unless the underwriters managing such Public Offering otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities), and (ii) will cause each holder of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such Public Offering, if otherwise permitted), unless the underwriters managing such Public Offering otherwise agree.

5.             Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

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(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected pursuant to Section 6(b) below copies of all such documents proposed to be filed, which documents will be subject to the prompt review and reasonable comment of such counsel), and upon filing such documents, the Company shall promptly notify in writing such counsel of the receipt by the Company of any written comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any written request by the SEC for the amending or supplementing thereof or for additional information with respect thereto;

(b)           notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or, if such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter or dealer or such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(c)           furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)           if requested by the holders of a majority of the BRS Registrable Securities in connection with any Demand Registration requested by such holders, use its commercially reasonable efforts to cause to be included in such registration Common Stock having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) of up to $50.0 million, to be offered in a primary offering of the Company’s securities contemporaneously with such offering of Registrable Securities;

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(e)           use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction in any jurisdiction where it is not so subject or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction in any jurisdiction where it is not so subject);

(f)            promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will, as soon as reasonably practicable, file and furnish to all sellers a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market System (“NASDAQ Market”) and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “National Market System security” within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

(h)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)            enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a split or a combination of stock or units); provided that no holder of Registrable Securities shall have any indemnification or contribution obligations inconsistent with Section 7 hereof;

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(j)            make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in due diligence sessions reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k)           otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(l)            use reasonable best efforts to prevent the issuance of any stop order (“Stop Order”) suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the holders of Registrable Securities included in such registration statement of the receipt by the Company of such notification and shall use its best efforts promptly to obtain the withdrawal of such order;

(m)          use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities, and cooperate and assist with any filings to be made with the NASD;

(n)           obtain one or more “cold comfort” letters, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

(o)           provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

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If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder’s sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, require the deletion of the reference to such holder; provided, that with respect to this clause (ii), if requested by the Company, such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

6.             Registration Expenses.

(a)           All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

(b)           In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration (which counsel shall be retained to represent all such holders).

7.             Indemnification.

(a)           By the Company. The Company agrees to, and will cause each of its Subsidiaries to agree to, indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, employees, agents, stockholders and general and limited partners and each Person who controls such holder (within the meaning of the Securities Act and Exchange Act) against any and all losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, reports required and other documents filed under the Exchange Act, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation and relating to action or inaction in connection with any such registration, disclosure document or other document and shall reimburse such holder, officer, director, member, employee, agent, stockholder, partner or controlling Person for any legal or other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by such holder, officer, director, member, employee,

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agent, stockholder, partner or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors, agents and employees and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)           By the Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits about such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and the other holders of Registrable Securities against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder which authorizes its use in the applicable document; provided, that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)           Claim Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent it may wish, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) and the indemnifying party shall not, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, a release from all liability in respect of such claim or litigation provided by the claimant or plaintiff to such indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay (i) the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim or (ii) any settlement made by any indemnified party without such indemnifying party’s consent (but such consent will not be unreasonably withheld).

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(d)           Survival; Contribution. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such indemnified party (within the meaning of the Securities Act), and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

8.             Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7.

9.             Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at its expense to use its best efforts to:

(a)           make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b)           file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c)           so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and

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documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

10.           Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications shall be sent to any holder of Registrable Securities at such holder’s last address on the records of the Company, and to the Company at: 11100 Mead Road, Second Floor, Baton Rouge, Louisiana 70816; Attention: Chief Executive Officer; Telephone: (225) 298-5230; Fax: (225) 298-5382, or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

11.           Miscellaneous.

(a)           No Inconsistent Agreements. The Company represents and warrants to the holders of Registrable Securities that the registration rights granted to the holders of such securities hereby do not conflict with any other registration rights granted by the Company.

(b)           Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(c)           Amendments and Waivers. The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the number of BRS Registrable Securities; and any amendment to which such written consent is obtained will be binding upon the Company and all holders of Registrable Securities.

(d)           Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, including any corporation which is a successor to the Company.

(e)           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

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(f)            Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(g)           Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i)            No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(j)            Transfer. Prior to transferring any Registrable Securities (other than a transfer pursuant to which such Securities cease to be Registrable Securities) to any Person, the Person transferring such Registrable Securities will cause the prospective transferee to execute and deliver to the Company, a joinder to this Agreement substantially in the form of Exhibit A hereto pursuant to which the prospective transferee agrees to be bound by this Agreement to the same extent as the Person transferring such Registrable Securities with respect to the Registrable Securities so transferred.

(k)           Issuance by the Company of Additional Common Stock and Grant of Rights under this Agreement. In connection with any issuance by the Company of shares of Common Stock or securities convertible or exchangeable into Common Stock, the Parties agree that, with the prior written consent of the holders of a majority of the BRS Registrable Securities, the Company may grant (but shall be under no obligation to grant) to the purchasers of such Common Stock or securities rights substantially similar to the rights granted to the holders of Other Registrable Securities hereunder (provided that, if such grant is made, each such purchaser is also subject to the obligations of holders of Other Registrable Securities hereunder) by causing each such purchaser to execute a joinder to this Agreement substantially in the form of Exhibit A hereto.

(l)            Effectiveness of this Agreement. This Agreement shall be effective as of the “Effective Time of the H&E Holdings Merger” as defined in the Agreement and Plan of Merger, and the H&E Holdings Registration Rights Agreement will thereafter have no force and effect. In the event that the Merger shall not occur, this Agreement shall be automatically terminated and the Parties shall have no rights or obligations hereunder, and the H&E Holdings Registration Rights Agreement shall continue in effect.

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(m)          Termination. This Agreement will automatically terminate and be of no further force or effect immediately after the consummation of an Approved Company Sale.

(n)           Limited Liability Company Agreement. The Parties acknowledge that the provisions of Section 10.17(c) of the Limited Liability Company Agreement dated June 17, 2002 of H&E Holdings shall continue to be applicable for the period specified therein in respect of the initial public offering effected pursuant to the Current Registration Statement.

[Signature Pages Follow]

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In witness whereof, the parties hereto have executed this Agreement as of the date first above written.

H&E Equipment Services, Inc.

By:
John Engquist
President

Amended and Restated Registration Rights Agreement dated as of February 3, 2006

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Bruckmann, Rosser, Sherrill & Co., L.P.(1)		Bruckmann, Rosser, Sherrill & Co. II, L.P. (1)
By:	BRS Partners, LP	By:	BRSE LLC
By:	BRSE Associates, Inc., its General Partner

By:		By:
Print name:		Print name:
Print title:		Print title:

Bruckmann, Rosser, Sherrill & Co., Inc. (1)		The Estate of Donald J. Bruckmann(1)

By:		By:
Print name:		Print name:
Print title:		Print title:

BCB Family Partners, L.P. (1)		NAZ Family Partners, L.P. (1)

By:		By:
Print name:		Print name:
Print title:		Print title:

Harold Rosser Charitable Trust(1)		Stephen C. and Katherine D. Sherrill Foundation(1)

By:		By:
Print name:		Print name:
Print title:		Print title:

	Bruce C. Bruckmann(1)		Harold O. Rosser(1)

	H. Virgil Sherrill(1)		Stephen C. Sherrill(1)

	Nancy A. Zweng(1)		Paul D. Kaminski(1)

	John Rice Edmonds(1)		Marilena Tibrea(1)

(1)  BRS Registrable Securities Holders

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Wheeler Investments, Inc. (3)	Southern Nevada Capital Corporation(2)

By:	By:
Print name:	Print name:
Print title:	Print title:

Bagley Family Investments, L.L.C. (2)	The Connor Family Trust(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

The McClain Family Revocable Trust(2)	Robert G. Williams Limited Partnership(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

C/J Land & Livestock L.P. (3)	John and Ellen Williams Limited Partnership(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

John M. Engquist(2)	Kristan Engquist Dunne(2)

Don Wheeler(3)	Gary Bagley(3)

Kenneth Sharp, Jr. (2)	Lindsay Jones(3)

Siegfried Wallin(3)

(1)  Other Registrable Securities Holders

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Schedule A to Amended and

Restated Registration Rights Agreement

Shares of Common Stock Issuable Pursuant to the Merger

Attached

Exhibit A to Amended and
Restated Registration Rights Agreement

Form of Joinder to
Amended and Restated Registration Rights Agreement

Joinder to the Amended and Restated Registration Rights Agreement dated as of February 3, 2006 (the “Registration Rights Agreement”)among H&E Equipment Services, Inc., a Delaware corporation (the “Company”), and certain holders of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, is made and entered into as of                   by and between the Company and                    (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

Whereas, Holder has acquired               shares of the Common Stock from                  .

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.             Agreement to be Bound. Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed [BRS Registrable Securities/Other Registrable Securities] and Registrable Securities for all purposes of the Registration Rights Agreement.

2.             Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Registrable Securities and the respective successors, heirs and assigns of each of them, so long as they hold any Registrable Securities.

3.             Notices. For purposes of Section 10 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]
[Address]

4.             Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

5.             Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

6.             Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

In witness whereof, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date set forth in the introductory paragraph hereof.

H&E Equipment Services, Inc.	Holder:

By:
Print name:	Print name:
Print title:

Exhibit B to Agreement and Plan of Merger

Amended and Restated Security Holders Agreement

Attached

Amended and Restated Security Holders Agreement dated as of February 3, 2006 (this “Agreement”) among:

(i)            H&E Equipment Services, Inc., a Delaware corporation (the “Company”), and

(ii)           the Persons identified on the signature pages hereto as the “Stockholders”, together with such additional Persons who become “Stockholders” in accordance with the provisions of this Agreement.

The Company and the Stockholders are herein together referred to as the “Parties”.

Recitals

A.            On the date hereof, and pursuant to the Agreement and Plan of Merger dated as of February 2, 2006 (the “Agreement and Plan of Merger”) among the Company, H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”), H&E Equipment Services, L.L.C., a Louisiana limited liability company, H&E Holdings will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”).

B.            Prior to the Merger, H&E Holdings and the Stockholders are the holders of “Class A Common Units”, “Class B Common Units”, “Class A Preferred Units”, “Class B Preferred Units”, “Class C Preferred Units” and “Class D Preferred Units” (together, “Units”) representing membership interests in H&E Holdings and, pursuant to the Merger, their Units will be converted into shares of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. Subsequent to the Merger, the number of shares of the Common Stock which the Stockholders will receive pursuant to the Merger in respect of their Units is set forth opposite their names on Schedule A hereto.

C.            H&E Holdings and the Stockholders are parties to the Securityholders Agreement dated as of June 17, 2002 (the “H&E Holdings Securityholders Agreement”).

D.            The Company and the Stockholders desire that this Agreement shall amend, restate and replace the H&E Holdings Securityholders Agreement.

Agreement

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

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1.             Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Approved Company Sale” means if BRS Majority Holders approve a sale of all or substantially all of the Company’s assets determined on a consolidated basis or a sale of all (or a lesser percentage, if necessary, as determined by BRS Majority Holders for accounting, tax or other reasons) of the Company’s outstanding Common Stock (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing, to an Independent Third Party or group of Independent Third Parties.

“BRS Investors” means those Stockholders identified as such on the signature page to this Agreement together with their respective Permitted Transferees.

“BRS Majority Holders” means, at any time, the holders of a majority of the number of the BRS Restricted Shares.

“BRS Restricted Shares” means all Restricted Shares owned by any BRS Investor.

“Common Stock” means collectively the Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company (or its successors) which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends or other distributions or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities.

“Family Group” means, with respect to any Person who is an individual, (i) such Person’s spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, “Relatives”), (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person’s relatives or (iii) any limited partnership or limited liability company the governing instruments of which provide that such Person shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of partnership interests, membership interests or any other equity interests are, and will remain, limited to such Person and such Person’s relatives.

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“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the number of Common Stock on a fully diluted basis (a “5% Owner”), who is not an Affiliate of any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other Persons.

“Management Investor” means any of John M. Engquist, Kristan Engquist Dunne, South Nevada Capital Corporation, Bagley Family Investments, L.L.C., Kenneth Sharp, Jr., The McClain Family Revocable Trust, or any of their respective Permitted Transferees.

“Other Investor” means any of Wheeler Investments, Inc., Don Wheeler, Siegfried Wallin, The Conner Family Trust, C/J Land & Livestock L.P., John and Ellen Williams Limited Partnership, Robert G. Williams Limited Partnership or any of their respective Permitted Transferees.

“Permitted Transferee” has the meaning set forth in Section 3(b)(ii) hereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

“Public Sale” means any sale of Restricted Shares to the public pursuant to an offering registered under the Securities Act or, after the consummation of an initial public offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

“Restricted Shares” means shares of the Common Stock issued to Stockholders pursuant to the Merger and all equity securities issued directly or indirectly with respect to such shares, in each case, by way of a unit or stock dividend or other distribution, or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Shares, such shares will cease to be Restricted Shares when they have been Transferred in a Public Sale.

“Securities Act” means the Securities Act of 1933, as amended.

“Transfer” means any direct or indirect sale, transfer, assignment, pledge or other disposition or encumbrance.

2.             Conflicting Agreements. Each Stockholder represents that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

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3.             Restrictions on Transfer of Restricted Shares.

(a)           General Restrictions.

(i)            A Management Investor or an Other Investor may Transfer Restricted Shares only (A) in Public Sales, (B) pursuant to an Approved Company Sale, (C) to the Company, or (D) with the prior written consent of the Board, to any Person, provided, that, unless waived in writing by the Board, such Person shall have complied with the requirements of Section 4(b)(ii).

(ii)           A BRS Investor may Transfer Restricted Shares only (A) in Public Sales, (B) to any Person, provided, that such Person shall have complied with the requirements of Section 4(b)(ii), or (C) pursuant to an Approved Company Sale.

(b)           Permitted Transfers.

(i)            The restrictions contained in Section 3(a) shall not apply with respect to any Transfer of Restricted Shares by any Stockholder (A) in the case of any Stockholder who is a natural person, pursuant to applicable laws of descent and distribution or to any member of such Stockholder’s Family Group or to any trust established by such Stockholder for the benefit of such Stockholder’s Family Group, (B) in the case of any Stockholder, to its Affiliates, or (C) in the case of Bruckmann, Rosser, Sherrill & Co., L.P. or Bruckmann, Rosser, Sherrill & Co. II, L.P. (in each case, if it becomes a Permitted Transferee), in a pro rata distribution to its partners; provided, in each case, that any such transferee shall have complied with the requirements of Section 3(b)(ii).

(ii)           Prior to any proposed transferee’s acquisition of Restricted Shares pursuant to a Transfer permitted by Section 3(a)(i), in each case, unless waived in writing by the Board of Directors of the Company, or pursuant to a Transfer permitted by clause (ii) of Section 3(a), such proposed transferee must agree to take such Restricted Shares subject to and to be fully bound by the terms of this Agreement applicable to such Restricted Shares by executing a joinder to this Agreement substantially in the form attached hereto as Exhibit A and delivering such executed joinder to the Secretary of the Company prior to the effectiveness of such Transfer (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Secretary of the Company as soon as reasonably possible after such Transfer). All transferees acquiring Restricted Shares and executing a joinder in compliance with this Section 3(b)(ii) are collectively referred to herein as “Permitted Transferees”.

(c)           If any Stockholder Transfers Restricted Shares to an Affiliate and an event occurs which causes such Affiliate to cease to be an Affiliate of such Stockholder unless, prior to such event, such Affiliate Transfers such Restricted Shares back to such Stockholder, then, in each case, such event or Transfer shall be deemed a Transfer of Restricted Shares subject to all of the restrictions on Transfers of Stockholder set forth in this Agreement, including without limitation, this Section 3.

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(d)           Wheeler Investments, Inc. (“Wheeler Investments”) shall not permit any event to occur which causes Wheeler Investments to cease to be a member of Don Wheeler’s Family Group, unless, prior to such event, Wheeler Investments Transfers, or causes the Transfer of, all Restricted Shares held by Wheeler Investments or any Affiliate of Wheeler Investments to Don Wheeler or one or more members of Don Wheeler’s Family Group. South Nevada Capital Corporation (“SNCC”) shall not permit any event to occur which causes SNCC to cease to be a member of Dale Roesener’s Family Group, unless, prior to such event, SNCC Transfers, or causes the Transfer of, all Restricted Shares held by SNCC or any Affiliate of SNCC to Dale Roesener. Bagley Family Investments, L.L.C. (“Bagley Investments”) shall not permit any event to occur which causes Bagley Investments to cease to be a member of Gary Bagley’s Family Group, unless, prior to such event, Bagley Investments Transfers, or causes the Transfer of, all Bagley Investments held by Bagley Investments or any Affiliate of Bagley Investments to Gary Bagley. The Connor Family Trust (“Connor Trust”) shall not permit any event to occur which causes Connor Trust to cease to be a member of Ralph Connor’s Family Group, unless, prior to such event, Connor Trust Transfers, or causes the Transfer of, all Connor Trust held by Connor Trust or any Affiliate of Connor Trust to Ralph Connor. The McClain Family Revocable Trust (“McClain Trust”) shall not permit any event to occur which causes McClain Trust to cease to be a member of Steve McClain’s Family Group, unless, prior to such event, McClain Trust Transfers, or causes the Transfer of, all McClain Trust held by McClain Trust or any Affiliate of McClain Trust to Steve McClain. C/J Land & Livestock L.P. (“Gerald Williams Investments”) shall not permit any event to occur which causes Gerald Williams Investments to cease to be a member of Gerald Williams’s Family Group, unless, prior to such event, Gerald Williams Investments Transfers, or causes the Transfer of, all Restricted Shares held by Gerald Williams Investments or any Affiliate of Gerald Williams Investments to Gerald Williams. John and Ellen Williams Limited Partnership (“John Williams Investments”) shall not permit any event to occur which causes John Williams Investments to cease to be a member of John Williams’s Family Group, unless, prior to such event, John Williams Investments Transfers, or causes the Transfer of, all McClain Trust held by John Williams Investments or any Affiliate of John Williams Investments to John Williams. Robert G. Williams Limited Partnership (“Robert Williams Investments”) shall not permit any event to occur which causes Robert Williams Investments to cease to be a member of Robert Williams’s Family Group, unless, prior to such event, Robert Williams Investments Transfers, or causes the Transfer of, all Restricted Shares held by Robert Williams Investments or any Affiliate of Robert Williams Investments to Robert Williams.

4.             Legend.

(a)           Each certificate or instrument evidencing Restricted Shares and each certificate or instrument issued in exchange for or upon the Transfer of any Common Stock (if such securities remain Restricted Shares after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED SECURITY

6

HOLDERS AGREEMENT DATED AS OF FEBRUARY 3, 2006, AS SUCH AMENDED AND RESTATED SECURITY HOLDERS AGREEMENT MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND CERTAIN OF THE ISSUER’S COMMON STOCK. A COPY OF SUCH AMENDED AND RESTATED SECURITY HOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The legend set forth above regarding this Agreement shall be removed from the certificates evidencing any securities which cease to be Restricted Shares. Upon the request of any Stockholder, the Company shall remove the Securities Act portion of the legend set forth above from the certificate or certificates for such Restricted Shares (if such Restricted Shares are certificated as of such time); provided, that such Restricted Shares are eligible (as reasonably determined by the Company) for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

(b)           Unless waived by the Company, no Stockholder may Transfer any Restricted Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Restricted Shares will require registration under the Securities Act (including due to such Restricted Shares being eligible for sale pursuant to Rule 144 (or any similar rule or rules then in effect) under the Securities Act), the Company will promptly upon such Transfer deliver new certificates for such securities (if such securities are certificated as of such time) which do not bear the Securities Act portion of the legend set forth in Section 4(a).

5.             Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Restricted Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Restricted Shares as the owner of such securities for any purpose.

6.             Amendment and Waiver. No modification or amendment of any provision of this Agreement shall be effective against the Stockholders or the Company unless such modification or amendment is approved in writing by (i) the Company and (ii) BRS Majority Holders; and any amendment to which such written consent is obtained will be binding upon the Company and each Stockholder. No waiver of any provision of this Agreement shall be effective against any Stockholder unless such waiver is approved in writing by such Stockholder. No waiver of any provision of this Agreement shall be effective against the Company unless such waiver is approved in writing by the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Each Stockholder shall remain a party to this Agreement only so long as such person is the holder of record of Restricted Shares.

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7.             Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8.             Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. However, the Parties acknowledge that the provisions of Section 10.17(c) of the Limited Liability Company Agreement dated June 17, 2002 of H&E Holdings shall continue to be applicable for the period specified therein in respect of the initial public offering effected by H&E Holdings pursuant to the Registration Statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission and effective as of January 30, 2006.

9.             Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns, including any corporation which is a successor to the Company, and the Stockholder and any subsequent holders of Restricted Shares and the respective successors, heirs and assigns of each of them, so long as they hold Restricted Shares.

10.           Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

11.           Remedies. The Parties shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

12.           Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications shall be sent to any Stockholder at such Stockholder’s last address on the records of the Company, and to the Company at: 11100 Mead Road, Second Floor, Baton Rouge, Louisiana 70816; Attention: Chief Executive Officer;

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Telephone: (225) 298-5230; Fax: (225) 298-5382, or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

13.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

14.           Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

15.           WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

16.           VENUE; SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 17 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

17.           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

18.           Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of Delaware are authorized to be closed, the party having such

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privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

19.           Effectiveness of this Agreement. This Agreement shall be effective as of the “Effective Time of the H&E Holdings Merger” as defined in the Agreement and Plan of Merger, and the H&E Holdings Securityholders Agreement will thereafter have no force and effect. In the event that the Merger shall not occur, this Agreement shall be automatically terminated and the Parties shall have no rights or obligations hereunder, and the H&E Holdings Securityholders Agreement shall continue in effect.

[Signature Pages Follow]

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In witness whereof, the parties hereto have executed this Agreement as of the date first above written.

H&E Equipment Services, Inc.

By:
John M. Engquist
President

Stockholders

Bruckmann, Rosser, Sherrill & Co., L.P.(1)		Bruckmann, Rosser, Sherrill & Co. II, L.P.(1)
By:	BRS Partners, LP	By:	BRSE LLC
By:	BRSE Associates, Inc., its General Partner

By:		By:
Print name:		Print name:
Print title:		Print title:

Bruckmann, Rosser, Sherrill & Co., Inc.(1)	The Estate of Donald J. Bruckmann(1)

By:	By:
Print name:	Print name:
Print title:	Print title:

BCB Family Partners, L.P.(1)	NAZ Family Partners, L.P.(1)

By:	By:
Print name:	Print name:
Print title:	Print title:

Harold Rosser Charitable Trust(1)	Stephen C. and Katherine D. Sherrill Foundation(1)

By:	By:
Print name:	Print name:
Print title:	Print title:

Bruce C. Bruckmann(1)	Harold O. Rosser(1)

H. Virgil Sherrill(1)	Stephen C. Sherrill(1)

Nancy A. Zweng(1)	Paul D. Kaminski(1)

John Rice Edmonds(1)	Marilena Tibrea(1)

(1)                               BRS Investors

Amended and Restated Registration Rights Agreement dated as of February 3, 2006

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Wheeler Investments, Inc. (3)	Southern Nevada Capital Corporation(2)

By:	By:
Print name:	Print name:
Print title:	Print title:

Bagley Family Investments, L.L.C. (2)	The Connor Family Trust(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

The McClain Family Revocable Trust(2)	Robert G. Williams Limited Partnership(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

C/J Land & Livestock L.P. (3)	John and Ellen Williams Limited Partnership(3)

By:	By:
Print name:	Print name:
Print title:	Print title:

John M. Engquist(2)	Kristan Engquist Dunne(2)

Don Wheeler(3)	Gary Bagley(3)

Kenneth Sharp, Jr. (2)	Lindsay Jones(3)

Siegfried Wallin(3)

(2)                               Management Investors

(3)                               Other Investors

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Schedule A to Amended and Restated
Security Holders Agreement

Shares of Common Stock Issuable Pursuant to the Merger

Attached

Exhibit A to Amended and Restated
Security Holders Agreement

Form of Joinder to

Amended and Restated Security Holders Agreement

This Joinder to the Security Holders Agreement dated as of                 (the “Security Holders Agreement”)among H&E Equipment Services, Inc., a Delaware corporation (the “Company”), and certain holders of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, is made and entered into as of                 by and between the Company and                           (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Security Holders Agreement.

Whereas, Holder has acquired certain shares of the Common Stock from                           and the Security Holders Agreement and/or the Company require Holder, as a holder of such Common Stock, to become a party to the Security Holders Agreement, and Holder agrees to do so in accordance with the terms hereof.

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.                                       Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Security Holders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Security Holders Agreement as though an original party thereto and shall be deemed a Stockholder for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Restricted Shares for all purposes of the Security Holders Agreement.

2.                                       Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Restricted Shares the respective successors, heirs and assigns of each of them, so long as they hold any Restricted Shares.

3.                                       Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4.                                       Notices. For purposes of Section 12 of the Security Holders Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

5.                                       Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

6.                                       Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

[Signature Page Follows]

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In witness whereof, the parties hereto have executed this Joinder to the Security Holders Agreement as of the date set forth in the introductory paragraph hereof.

H&E Equipment Services, Inc.	Holder:

By:
Print name:	Print name:
Print title:

3

Exhibit C to Agreement and Plan of Merger

Amended and Restated Investor Rights Agreement

Attached

Amended and Restated Investor Rights Agreement dated as of February 3, 2006 (this “Agreement”) among:

(i)                                     H&E Equipment Services, Inc., a Delaware corporation (the “Company”);

(ii)                                  the Persons identified on the signature pages hereto as the “BRS Investors”, together with such additional Persons who become BRS Investors in accordance with the provisions of this Agreement; and

(iii)                               the Persons identified on the signature pages hereto as the “CSFB-TCW Investors”.

The Company, the BRS Investors and the CSFB-TCW Investors are herein together referred to as the “Parties”.

Recitals

A.                                   On the date hereof, and pursuant to the Agreement and Plan of Merger dated as of February 2, 2006 (the “Agreement and Plan of Merger”) among  the Company, H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”), H&E Equipment Services L.L.C., a Louisiana limited liability company, H&E Holdings will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”).

B.                                     Prior to the Merger, H&E Holdings, the BRS Investors and the CSFB-TCW Investors are the holders of “Class A Common Units”, “Class B Common Units” “Class A Preferred Units”, “Class B Preferred Units”, “Class C Preferred Units” and “Class D Preferred Units” (together, the “Units”), representing membership interests in H&E Holdings and, pursuant to the Merger, their Units will be converted into shares of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company. Subsequent to the Merger, the number of shares of the Common Stock which the BRS Investors and the CSFB-TCW  Investors will receive pursuant to the Merger in respect of their Units is set forth opposite their names on Schedule A hereto.

C.                                     Prior to the Merger, H&E Holdings and the holders of the membership interests in H&E Holdings, the BRS Investors and the CSFB-TCW  Investors are parties to the Investor Rights Agreement dated as of June 17, 2002 (the “H&E Holdings Investor Rights Agreement”).

D.                                    The Company, the BRS Investors and the CSFB-TCW  Investors desire that this Agreement shall amend, restate and replace the H&E Holdings Investor Rights Agreement.

Agreement

Now therefore, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

1.                                       Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Amended and Restated Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement dated as of the date hereof among the Company and the Persons identified therein as “Registrable Securities Holders”.

“Approved Company Sale” means if BRS Majority Holders approve a sale of all or substantially all of the Company’s assets determined on a consolidated basis or a sale of all (or a lesser percentage, if necessary, as determined by BRS Majority Holders for accounting, tax or other reasons) of the Company’s outstanding Common Stock (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing, to an Independent Third Party or group of Independent Third Parties. “Approved Company Sale” shall not include the Merger.

“Board” means the Company’s board of directors.

“BRS Investor” means the Persons identified as such on the signature pages to this Agreement as such or any of their respective Permitted Transferees.

“BRS Majority Holders” means, at any time, the holders of a majority of the number of the BRS Securities that are Common Stock which are issued to the BRS Investors pursuant to the Merger in respect of Units held by BRS Investors prior to the Merger, including without limitation any Common Stock issued with respect to such Common Stock by way of a stock split or combination or recapitalization or reclassification of such Common Stock.

“BRS Securities” means all Common Stock owned by any BRS Investor which are issued to the BRS Investors pursuant to the Merger in respect of Units held by the BRS Investors prior to the Merger, including without limitation any Common Stock issued with respect to such Common Stock by way of a stock split or combination or recapitalization or reclassification of such Common Stock.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means collectively the Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company (or its successors) that are not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends or other distributions or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities.

“Current Registration Statement” means the Registration Statement on Form S-1 filed by the Company with the Commission and effective as of January 30, 2006.

“Exempt Transfer” means (i) transfers by any BRS Investor to its Related Parties; (ii) transfers by any BRS Investor’s Related Parties to such BRS Investor; (iii) transfers subsequent to the H&E Holdings Merger by BRS Investors of any shares of Common Stock not to exceed, in the aggregate, 10% of the number of shares of Common Stock owned by them as immediately following the H&E Holdings Merger; (iv) distributions by a BRS Investor to its constituent partners or members proportionate to their interest in the BRS Investor; and (v) transfers by any BRS Investor or any of its Related Parties in a Public Sale; provided, however, that no such transfer (except as set forth in clause (v) above) shall be an Exempt Transfer unless the transferee agrees in writing to be bound by this Agreement as if such transferee were a BRS Investor with respect to such transferred units or shares, as applicable, by executing a joinder agreement in the form of Exhibit A hereto.

“Family Group” means, with respect to any Person who is an individual, (i) such Person’s spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, “Relatives”), (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person’s relatives or (iii) any limited partnership, limited liability company or trust the governing instruments of which provide that such Person shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of partnership interests, membership interests or any other equity interests are, and will remain, limited to such Person and such Person’s relatives.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the number of Common Stock on a fully diluted basis (a “5% Owner”), who is not an Affiliate of any such 5% Owner and who is not a member of the Family Group of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other Persons.

“Notes” means the 12 1/2% Senior Subordinated Notes due 2013 of the Company (as successor to H&E Equipment Services L.L.C.) and H&E Finance Corp.

“Other Securities” means the Common Stock owned by the Other Investors which are issued to the Other Investors pursuant to the Merger in respect of Units held by the Other Investors prior to the Merger.

“Other Investor” means any of the Persons identified as such on Schedule B hereto or any of their respective Permitted Transferees.

“Permitted Transferee” means (i) with respect to any BRS Investor, any Person who acquires Common Stock from such BRS Investor in an Exempt Transfer, and (ii) with respect to the CSFB-TCW Investors, any Person who acquires Common Stock from the CSFB-TCW Investors or from any of its Permitted Transferees; provided, that the provisions of this Agreement shall no longer apply to any shares of Common Stock that are sold in a Public Sale.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

“Public Offering” means an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form; provided further that an offering shall not be deemed a Public Offering unless the Company’s equity securities are at the time listed for trading on a national securities exchange or are authorized for trading on the Nasdaq National Market System.

“Public Sale” means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or, after the consummation of an initial Public Offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

“Related Party” with respect to any BRS Investor means: (i) any parent, controlling stockholder, or a more than 80% owned subsidiary of such BRS Investor; (ii) any member of the Family Group of such BRS Investor; or (iii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons holding more than a 80% controlling interest of which consist of such BRS Transferring Investor and/or such other persons or entities referred to in the immediately preceding clauses (i) and (ii).

“Registrable Securities” means the Common Stock held by the CSFB-TCW Investors or any of its Permitted Transferees and any successor securities which are issued to the CSFB-TCW Investors pursuant to the Merger in respect of Units held by the CSFB-TCW Investors prior to the Merger, including without limitation all equity securities issued or issuable directly or indirectly with respect to such Common Stock by way of a stock dividend or stock split or combination or recapitalization, merger, consolidation, reorganization or reclassification of such Common Stock, other than equity securities issued in any Approved Company Sale, but only until such time as such securities (i) have been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it or (ii) have been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Act and the Legend referred to in Section 3(a) has been removed from the certificate representing such security.

“Securities Act” means the Securities Act of 1933, as amended.

“TCW” means collectively, TCW Leveraged Income Trust IV, L.P., TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III and TCW/Crescent Mezzanine Partners III Netherlands, L.P. and their respective Affiliates.

“Transfer” means any direct or indirect sale, transfer, conveyance, assignment, pledge, hypothecation, gift, delivery or other disposition or encumbrance.

2.                                       Legend.

(a)                                  Each certificate or instrument evidencing Common Stock originally issued to the CSFB-TCW Investors pursuant to the Merger and each certificate or instrument issued in exchange for or upon the Transfer of any Common Stock originally issued to the CSFB-TCW Investors pursuant to the Merger (if such securities remain Registrable Securities after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF FEBRUARY 3, 2006, AS SUCH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND CERTAIN HOLDERS OF THE COMMON STOCK OF THE ISSUER. THE HOLDER HEREOF IS ENTITLED TO THE BENEFITS OF AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT. A COPY OF SUCH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(b)                                 The legend set forth above regarding this Agreement shall be removed from the certificates evidencing any securities which cease to be Registrable Securities. Upon the request of any holder of Registrable Securities, the Company shall remove the Securities Act portion of the legend set forth above from the certificate or certificates for such Registrable Securities (if such Registrable Securities are certificated as of such time); provided, that such Common Stock is eligible (as reasonably determined by the Company in reliance upon an opinion of counsel to the holder of the Registrable Securities) for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

3.                                       Registration Rights.

(a)                                  Piggyback Registration Rights.

(i)                                     Right to Piggyback. Subject to the last sentence of this subsection (i), whenever the Company proposes to register any equity securities (or securities convertible into or exchangeable for, or options to acquire, equity securities) with the Commission under the Act and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), other than pursuant to the Current Registration Statement, the Company will give written notice to the holders of Registrable Securities, at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price (if available), the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (a)(ii) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 business days after the effectiveness of the Company’s notice. Except as may otherwise be provided in this Agreement, and other than in connection with the Current Registration Statement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 3 on the terms and conditions at least as favorable as those applicable to the registration of shares of equity securities (or securities convertible into or exchangeable or exercisable for equity securities) to be sold by the Company and by any other person selling under such Piggyback Registration.

(ii)                                  Priority on Piggyback Registrations. If the managing underwriter or underwriters, if any, advise the holders of Registrable Securities in writing that in its or their reasonable opinion that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a)(i) above) will materially adversely affect the success of such offering, the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold as follows: (A) first, the securities the Company proposes to sell, (B) second, the securities proposed to be sold by Persons initially requesting such registration, if any (other than any BRS Investor), and (C) third, the securities proposed to be sold by any BRS Investor and the Registrable Securities requested to be included in such registration by the holders of Registrable Securities and all other Persons having registration rights with respect to such offering. To the extent that the privilege of including Registrable Securities in any Piggyback Registration must be allocated among the holders of Registrable Securities and other Persons pursuant to clause (B) or (C) above, the allocation shall be made pro rata based on the number of Registrable Securities that each such participant shall have requested to include therein or proposed to be sold by any BRS Investor, as the case may be. If any holder of Registrable Securities is excluded as a result of the foregoing restrictions from registration, then such holder shall be entitled to sell, on a pro rata basis, the excluded Registrable Securities, prior to any other Registrable Securities, pursuant to the underwriters’ over-allotment option.

(iii)                               Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.

(b)                                 Demand Registration Rights.

(i)                                     Right to Demand by the Holders of Registrable Securities. On any two occasions after 180 days after the first Public Offering, the holders of Registrable Securities holding 33% or more (singly or collectively) of the Registrable Securities (collectively, a “Demanding Group”) may, make a written request of the Company for registration with the Commission, under and in accordance with the provisions of the Act, of all or part of their Registrable Securities (a “Demand Registration”); provided, that (a) the Company need not effect a Demand Registration unless such Demand Registration shall include at least 50% of the Registrable Securities held on the date of such written request by the Demanding Group, (b) the Company will not be obligated to effect any Demand Registration within 180 days of the effectiveness of another registration statement, (c) the Company may, if the Board unanimously determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have a material adverse effect on the Company, defer such Demand Registration for a single period not to exceed 90 days, and (c) if the Company elects to defer any Demand Registration pursuant to the terms of this sentence, no Demand Registration shall be deemed to have occurred for purposes of this Agreement. Within 10 days after receipt of the request for a Demand Registration, the Company will send written notice (the “Notice”) of such registration request and its intention to comply therewith to each of the holders of Registrable Securities who are holders of Registrable Securities and, subject to subsection (iii) below, the Company will include in such registration all Registrable Securities of such holder of Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 business days after the effectiveness of the Notice. All requests made pursuant to this subsection (b)(i) will specify the aggregate number of Registrable Securities requested to be registered and will also specify the intended methods of disposition thereof.

(ii)                                  Priority on Demand Registrations. If in any Demand Registration, the managing underwriter or underwriters thereof advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of securities that any participant may sell), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters (or holders of Registrable Securities, as the case may be) can be sold without having a material adverse effect on the success of the offering as follows: (A) first, the Registrable Securities requested to be included in such Demand Registration by the holders of Registrable Securities pro rata among those requesting to be included in such Registration on the basis of the number of securities requested to be included, (B) second, the securities requested to be included in such Demand Registration by all other Persons having registration rights with respect thereto pro rata among those requesting such Registration on the basis of the number of securities requested to be included, and (C) third, securities to be issued and sold by the Company.

(iii)                               Selection of Underwriters. If a Demand Registration is an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration held by members of the Demanding Group that initiated such Demand Registration will select a managing underwriter or underwriters of recognized national standing to administer the offering.

(iv)                              Effective Registration Statement. A demand registration requested pursuant to this Section 3(b) shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided, however, that if such registration does not become effective after the Company has filed it solely by reason of the refusal to proceed by the requesting holders of Registrable Securities (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless such requesting holders shall have elected to pay all registration expenses referred to in Section 3(e) hereof in connection with such registration, (ii) if, after the registration statement that relates to such registration has become effective, such registration statement becomes subject to any stop order, injunction or requirement of the Commission or other governmental agency or court for any reason and such stop order, injunction or requirement is not promptly withdrawn or lifted, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such requesting holders.

(c)                                  Registration Procedures. With respect to any Piggyback Registration or Demand Registration (generically, a “Registration”), the Company will, subject to Sections 3(a)(ii) and 3(b)(iii), as expeditiously as practicable:

(i)                                     prepare and file with the Commission, within 90 days after mailing the applicable Notice, a registration statement or registration statements, on Form S-3, if available, (the “Registration Statement”) relating to the applicable Registration on any appropriate form under the Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; provided that the Company will include in any Registration Statement on a form other than Form S-1 all information that the holders of the Registrable Securities so to be registered shall reasonably request, (provided that such information is either required by Form S-1 or relevant to the offering) and shall include all financial statements required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the National

Association of Securities Dealers, Inc. (“NASD”), and use all commercially reasonable efforts to cause such Registration Statement to become effective; provided further, that before filing a Registration Statement or prospectus related thereto (a “Prospectus”) or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters and their respective counsel, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii)                               notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by subsection (xiv) below cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(v)                                 make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(vi)                              if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi)                              furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vii)                           deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Registrable Securities and underwriters may reasonably request; the Company consents to the use of each Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

(viii)                        prior to any Public Offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions as any seller or underwriter reasonably requests in writing, considering the amount of Registrable Securities proposed to be sold in each such jurisdiction, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(ix)                                cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

(x)                                   use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(xi)                                upon the occurrence of any event contemplated by subsection (iii)(F) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xii)                             cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or cause such Registrable Securities to be authorized for trading on the Nasdaq National Market System if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

(xiii)                          provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

(xiv)                         enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration (A) make such representations and warranties and indemnities to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (C) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort”

letters by underwriters in connection with primary underwritten offerings; and (D) the Company shall deliver such documents and certificates as may be requested by the managing underwriters, if any, to evidence compliance with subsection (iii)(F) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

(xv)                            make available for inspection by a representative of any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction;

(xvi)                         otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

(xvii)                      promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to the managing underwriters, if any, make the Company’s representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities and the proper name and address of such seller as the Company may from time to time reasonably request in writing.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (iii)(F) of this subsection (c), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such holder’s receipt of copies of the supplemented or amended Prospectus as contemplated by subsection (xi) of this subsection (c), or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods referred to in subsection (ii) of this subsection (c) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (xi) of this subsection (c) or the Advice.

(d)                                 Restrictions on Public Sale.

(i)                                     Public Sale by Holders of Registrable Securities. To the extent not inconsistent with applicable law, the holders of Registrable Securities, if requested by the managing underwriter or underwriters for any registration statement filed by the Company, agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Act, during the 180-day period (or such shorter period as may be applicable to sales by the Company) beginning on, the effective date of such registration statement and during the 30-business day period following notice of such registration statement.

(ii)                                  Public Sale by the Company and Others. If requested by the managing underwriter or underwriters for any underwritten Registration, or by the holders of a majority of the Registrable Securities held by the Persons whose securities are being registered in a Demand Registration that is not being underwritten, (i) the Company will not effect any public sale or distribution of equity securities for their own account (or securities convertible into or exchangeable or exercisable for equity securities) during the 180-day period (or such shorter period as may be agreed to by such underwriters or holders) beginning on, the effective date of such registration statement and during the 30-business day period following notice of such registration statement, and (ii) the Company will assist the underwriters to cause each other holder of equity securities (or securities convertible into or exchangeable for, or options to purchase, equity securities) purchased from the Company at any time after the date of this Agreement (other than in a registered Public Offering) to agree not to effect any public sale or distribution of any such securities during such period described in (A) above (except as part of such Registration, if otherwise permitted).

(iii)                               Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities, and if such previous Registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities (or securities convertible into or exchangeable for, or options to purchase, equity securities) under the Act (except on Form S-8 or any similar successor form), whether on its own behalf or at the request of any holder or holders of equity securities (or securities convertible into or exchangeable or exercisable for equity securities), until a period of at least six months has elapsed from the effective date of such previous Registration; provided, that if the Company and holders of 50% or more of the aggregate number of Registrable Securities included in such previous Registration shall agree in writing, such period may be shortened.

(e)                                  Registration Expenses.

(i)                                     All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any “cold comfort” letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or “blue sky” laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of the NASD), the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the Nasdaq National Market System and all other costs and expenses incurred by the Company in connection with any Registration hereunder; provided, that, except as otherwise provided in subsection (ii) below, the Company shall not bear the costs and expenses of the holders of Registrable Securities for underwriters’ commissions, brokerage fees, transfer taxes, or the fees and expenses of any counsel, accountants or other representative retained by the holders of Registrable Securities.

(ii)                                  Notwithstanding the foregoing and except as provided below, in connection with each Registration hereunder, the Company will reimburse holders of Registrable Securities being registered in any Registration hereunder for the reasonable out-of-pocket expenses, including the reasonable fees and disbursements of not more than one counsel, which counsel shall be chosen by the majority in interest of the holders of Registrable Securities requesting such registration.

(f)                                    Indemnification.

(i)                                     Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, the holder of Registrable Securities and each of its respective officers, directors and agents and each person who controls any of them (within the meaning of the Act and the Exchange Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to the holder of Registrable Securities furnished in writing to the Company by such holder of Registrable Securities or its representative specifically for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities; provided, however, if pursuant to an underwritten Public Offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.

(ii)                                  Indemnification by Holders of Registrable Securities. In connection with any registration in which the holders of Registrable Securities is participating, the holders of Registrable Securities will furnish to the Company in writing such information with respect to the holders of Registrable Securities as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company signing the Registration Statement and each person who controls the Company (within the meaning of the Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such holder of Registrable Securities so furnished in writing by such holders of Registrable Securities specifically for inclusion therein. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Prospectus or Registration Statement.

(iii)                               Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses (i) and (ii), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice as determined by a final determination by a court of competent jurisdiction and (B) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

(iv)                              Contribution. If for any reason the indemnification provided for in the preceding clauses (i) and (ii) is unavailable to an indemnified party as contemplated by the preceding clauses (i) and (ii), then the indemnifying party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that such holder of Registrable Securities shall not be required to contribute in an amount greater than the difference between the net proceeds received by such holder of Registrable Securities with respect to the sale of any LLC Interests and any successor securities and all amounts already contributed by such holder of Registrable Securities with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such holder of Registrable Securities.

(h)                                 Rule 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Act and the Exchange Act and will take such further action as any holder of Registrable Securities may reasonably request in order that such holder may effect sales of Shares pursuant to Rule 144. At any reasonable time and upon request of the CSFB-TCW Investors, the Company will furnish the holders of Registrable Securities and others with such information as may be necessary to enable the holders of Registrable Securities to effect sales of securities pursuant to Rule 144 under the Act and will deliver to the holders of Registrable Securities a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

(h)                                 Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless the holder of Registrable Securities (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to select the underwriter pursuant to Sections 3(a)(iii) and 3(b)(iv) above, (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

(i)                                     Other Registration Rights. Except as set forth herein, and except as provided in the Amended and Restated Registration Rights Agreement, the Company will not grant to any person (including the CSFB-TCW Investors) any demand or piggyback registration rights with respect to the equity securities of the Company (or securities convertible into or exchangeable for, or options to purchase, equity securities) other than piggyback registration rights that are not inconsistent with the terms of this Section 3. Except as provided in the Amended and Restated Registration Rights Agreement, to the extent that the Company grants to any person registration rights with respect to any securities of the Company having provisions more favorable to the holders thereof than the provisions contained in this Agreement, the Company will confer comparable rights to the holders of Registrable Securities under this Agreement.

4.                                       Amendment and Waiver. No modification or amendment of any provision of this Agreement shall be effective against the Company, the BRS Investors or the CSFB-TCW Investors unless such modification or amendment is approved in writing by (i) the Company, (ii) BRS Majority Holders and (iii) the holders of Registrable Securities holding a majority of the Registrable Securities then outstanding; and any amendment to which such written consent is obtained will be binding upon the Company, the BRS Investors and the CSFB-TCW Investors. No waiver, modification or amendment of any provision of this Agreement shall be effective against the BRS Investors and the CSFB-TCW Investors unless such waiver, modification or amendment is approved in writing by such BRS Investors and such CSFB-TCW Investors. No waiver of any provision of this Agreement shall be effective against the Company unless such waiver is approved in writing by the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The BRS Investors and the CSFB-TCW Investors shall remain a party to this Agreement only so long as such person is the holder of record of Registrable Securities.

5.                                       Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. However, the Parties acknowledge that the provisions of Section 10.17(c) of the Limited Liability Company Agreement dated June 17, 2002 of H&E Holdings shall continue to be applicable for the period specified therein in respect of the initial public offering effected pursuant to the Current Registration Statement.

6.                                       Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns including any party to which any holder of Registrable Securities transferred or sold his or its Registrable Securities. Each transferee of Registrable Securities from a party hereto or Permitted Transferee thereof shall take such Registrable Securities subject to the same restrictions and the same rights as existed in the hands of the transferor except that Registrable Securities sold in a Public Offering or in a Public Sale shall no longer be subject to any of the provisions of this Agreement.

7.                                       Specific Performance, Etc. The Company and the Securities Holders, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

8.                                       Governing Law. This Agreement shall be governed by and construed in accordance with the internal law of the State of New York.

9.                                       Interpretation. The headings of the sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

10.                                 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested) postage prepaid to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, PROVIDED that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective five days after mailing.

(a)                                  If to the Company, at:

H&E Equipment Services, Inc.

11100 Mead Road, Second Floor

Baton Rouge, Louisiana 70816

Attention: Chief Executive Officer

Tel: (225) 298-5230

Fax: (225) 298-5382

With a copy, which shall not constitute notice, to:

Bruckmann, Rosser, Sherrill & Co., Inc.

126 East 56th Street, 29th Floor

New York, New York 10022

Attention: Bruce Bruckmann and Nicholas Sheppard

Tel: (212) 521-3700

Fax: (212) 521-3799

and

Dechert LLP

30 Rockefeller Plaza

New York, New York 10112

Attention: Ronald R. Jewell, Esq.

Tel: (212) 698-3589

Fax: (212) 698-3599

or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

(b)                                 If to the holders of Registrable Securities Investor, at:

its address as shown in the stock register of the Company.

With a copy, which shall not constitute notice, to:

TCW/Crescent Mezzanine
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, California 90025
Attention: Tyrone Chang

Tel: (310) 235-5900
Fax: (310) 235-5967

11.                                 Recapitalizations, Exchange, Etc. Affecting the Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

12.                                 Inspection and Compliance with Law. Copies of this Agreement will be available for inspection or copying by the holders of Registrable Securities at the offices of the Company through the Secretary of the Company. The Company shall take all reasonable action to insure that the provisions of laws of the State of New York relating to agreements similar to this Agreement are promptly complied with.

13.                                 Counterparts. This Agreement may be executed in one or more counterparts, by the original parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

14.                                 Termination. This Agreement will automatically terminate and be of no further force or effect immediately after the consummation of an Approved Company Sale.

15.                                 Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

16.                                 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

17.                                 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

18.                                 VENUE; SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 12

HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

19.                                 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

20.                                 Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

21.                                 Effectiveness of this Agreement. This Agreement shall be effective as of the “Effective Time of the H&E Holdings Merger” as defined in the Agreement and Plan of Merger, and the H&E Holdings Investor Rights Agreement will thereafter have no force and effect. In the event that the Merger shall not occur, this Agreement shall be automatically terminated and the Parties shall have no rights or obligations hereunder, and the H&E Holdings Investor Rights Agreement shall continue in effect.

[Signature Pages Follow]

In witness whereof, the parties hereto have executed this Agreement as of the date first above written.

H&E Equipment Services, Inc.

By:
John Engquist
President

Amended and Restated Investor Rights Agreement dated as of February 3, 2006

BRS Investors

Bruckmann, Rosser, Sherrill & Co., L.P.		Bruckmann, Rosser, Sherrill & Co. II, L.P.
By:	BRS Partners, LP	By:	BRSE LLC
By:	BRSE Associates, Inc., its General Partner

By:		By:
Print name:		Print name:
Print title:		Print title:

Bruckmann, Rosser, Sherrill & Co., Inc.		The Estate of Donald J. Bruckmann

By:		By:
Print name:		Print name:
Print title:		Print title:

BCB Family Partners, L.P.		NAZ Family Partners, L.P.

By:
Print name:		Print name:
Print title:		Print title:

Harold Rosser Charitable Trust		Stephen C. and Katherine D. Sherrill Foundation

By:		By:
Print name:		Print name:
Print title:		Print title:

	Bruce C. Bruckmann	Harold O. Rosser

	H. Virgil Sherrill	Stephen C. Sherrill

	Nancy A. Zweng	Paul D. Kaminski

	John Rice Edmonds	Marilena Tibrea

CSFB-TCW Investors

Credit Suisse Securities (USA) LLC (f/k/a Credit Suisse First Boston Corporation		TCW Leveraged Income Trust IV, L.P.
		By:	TCW Asset Management Company, as its Investment Advisor

By:		By:
Print name:		Print name:
Print title:		Print title:

and

		By:	TCW Asset Management Company, as its Managing Member of TCW (LINC IV) L.L.C., the General Partner

By:
Print name:
Print title:
TCW/Crescent Mezzanine Partners III, L.P. TCW/Crescent Mezzanine Trust III TCW/Crescent Mezzanine Partners III Netherlands, L.P.
By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager
By:	TCW Asset Management Company, its Sub-Advisor

By:
Print name:
Print title:

By:
Print name:
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Schedule A to Amended and Restated

Investor Rights Agreement

Shares of Common Stock Issuable Pursuant to the Merger

Attached

Exhibit A to Amended and Restated

Investor Rights Agreement

Form of Joinder to Amended and Restated Investor Rights Agreement

Joinder to the Amended and Restated Investor Rights Agreement dated as of February 3, 2006 (the “Investor Rights Agreement”) among H&E Equipment Services, Inc., a Delaware corporation (the “Company”), and certain holders of the Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, is made and entered into as of                    by and between the Company and                    (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Investor Rights Agreement.

WHEREAS, Holder has acquired certain shares of the Common Stock from                    and the Investor Rights Agreement and/or the Company require Holder, as a holder of such Common Stock, to become a party to the Investor Rights Agreement, and Holder agrees to do so in accordance with the terms hereof.

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.                                       Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Investor Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Investor Rights Agreement as though an original party thereto and shall be deemed a [BRS Investor/ CSFB-TCW Investor/ Other Investor] and a holder of Registrable Securities for all purposes thereof. In addition, Holder hereby agrees that all Registrable Securities held by Holder shall be deemed Registrable Securities for all purposes of the Agreement.

2.                                       Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holder of Registrable Securities and the respective successors, heirs and assigns of each of them, so long as they hold any Registrable Securities.

3.                                       Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4.                                       Notices. For purposes of Section 10 of the Investor Rights Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

4.                                       Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

5.                                       Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

[Signature Page Follows]

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In witness whereof, the parties hereto have executed this Joinder to the Investor Rights Agreement as of the date set forth in the introductory paragraph hereof.

H&E Equipment Services, Inc.	Holder:

By:
Print name:	Print name:
Print title:

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Exhibit D to Agreement and Plan of Merger

Senior Secured Notes Supplemental Indenture

Attached

Supplemental Indenture dated as of February 3, 2006 (this “Supplemental Indenture”) by and among:

(i)                                     H&E Equipment Services L.L.C., a Louisiana limited liability company (“H&E LLC”);

(ii)                                  H&E Finance Corp., a Delaware corporation (“H&E Finance”);

(iii)                               the Guarantors (as defined in the Indenture to which reference is made below) (the “Guarantors”);

(iv)                              H&E Equipment Services, Inc., a Delaware corporation (“H&E Inc.”); and

(v)                                 The Bank of New York, a New York banking corporation, as Trustee under the Indenture to which reference is made below (the “Trustee”).

H&E LLC, H&E Finance, the Guarantors, H&E Inc. and the Trustee are herein together referred to as the “Parties”.

Recitals

A.                                   H&E LLC, H&E Finance, the Guarantors and the Trustee are parties to the Indenture dated as of June 17, 2002 (the “Indenture”), which Indenture governs the 11 1/8% Senior Secured Notes due 2012 (the “Notes”) issued pursuant thereto. H&E LLC and H&E Finance are together referred to in the Indenture as the “Company”.

B.                                     Each of H&E LLC and H&E Inc. is a wholly-owned subsidiary of H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”); and as such, H&E Inc. is an Affiliate of H&E LLC. H&E Holdings has no substantial assets (other than shares of the capital stock of H&E Inc. and the limited liability company membership interests of H&E LLC) or substantial liabilities. H&E Inc. has no substantial assets or substantial liabilities.

C.                                     For the purpose of incorporating H&E LLC under the laws of the State of Delaware, H&E LLC proposes to merge with and into H&E Inc., with H&E Inc. as the surviving corporation (the “Merger”). Contemporaneously with the Merger, H&E Holdings will also be merged with and into H&E Inc., with H&E Inc. as the surviving corporation. Pursuant to and upon the effectiveness of the Merger under the laws of the State of Delaware and the State of Louisiana (the “Effective Time of the Merger”), H&E Inc. will succeed to all of the liabilities and obligations of H&E LLC under the Indenture, the Notes and the Second-Lien Security Documents (as defined in the Indenture) and will expressly assume such liabilities and obligations under the Indenture, the Notes and the Second-Lien Security Documents.

D.                                    Article 5 of the Indenture permits the Merger, and the Trustee is authorized under Section 9.01 of the Indenture to execute and deliver this Supplemental Indenture.

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E.                                      The Parties desire to execute and deliver this Supplemental Indenture to effect the substitution of H&E Inc. for H&E LLC under the Indenture, the Notes and the Second-Lien Security Documents. The Board of Directors of each of H&E LLC, H&E Finance and H&E Inc. have authorized the execution of this Supplemental Indenture.

Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties mutually covenant, agree and consent, including without limitation for the equal and ratable benefit of the Holders of the Notes, as follows:

1.                                       Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.                                       No Default or Event of Default. H&E LLC, H&E Finance and H&E Inc. represent and warrant to the Trustee that (i) the Merger is being effected for the purpose of incorporating H&E LLC under the laws of the State of Delaware, and (ii) no Default or Event of Default will exist as of immediately after the Merger.

3.                                       Agreement to Substitute and Assumption. Upon the Effective Time of the Merger:

(i)                                     H&E Inc. shall succeed to and be substituted for H&E LLC, so that from and after the Effective Time of the Merger, all references in the Indenture and the Notes to the “Company” shall refer to H&E Inc. and H&E Finance (and not to H&E LLC and H&E Finance), and all references in the Indenture,the Notes and the Second Lien Security Documents to H&E LLC or to H&E LLC as the “Grantor” shall mean H&E Inc.];

(ii)                                  H&E Inc. assumes all of the liabilities and obligations of H&E LLC under the Indenture, the Notes and the Second-Lien Security Documents; and

(iii)                               H&E Inc. may exercise every right and power of H&E LLC or the Company under the Indenture and the Notes and of H&E LLC under the Second-Lien Security Documents with the same effect as if H&E Inc. had been named, together with H&E Finance, as the Company or as H&E LLC, as applicable, therein.

4.                                       NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.                                       Counterparts. The Parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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6.                                       Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

7.                                       The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by H&E LLC, H&E Finance and H&E Inc..

8.                                       Effectiveness of this Supplemental Indenture. This Supplemental Indenture shall be effective as of the Effective Time of the Merger.

9.                                       Indenture Generally. Except as supplemented herein, the Indenture remains in full force and effect.

[Signature page follows]

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In witness whereof, the undersigned have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

H&E Equipment Services L.L.C.		H&E Finance Corp.

By:		By:
	John Engquist		John Engquist
	President		President

GNE Investments, Inc., as a Guarantor		Great Northern Equipment, Inc. , as a Guarantor

By:		By:
	John Engquist		John Engquist
	President		President

H&E Equipment Services, Inc.		The Bank of New York, as Trustee

By:		By:
	John Engquist	Print name:
	President	Print title:

Exhibit E to Agreement and Plan of Merger

Senior Subordinated Notes Supplemental Indenture

Attached

Supplemental Indenture dated as of February 3, 2006 (this “Supplemental Indenture”) by and among:

(i)                                     H&E Equipment Services L.L.C., a Louisiana limited liability company (“H&E LLC”);

(ii)                                  H&E Finance Corp., a Delaware corporation (“H&E Finance”);

(iii)                               the Guarantors (as defined in the Indenture to which reference is made below) (the “Guarantors”);

(iv)                              H&E Equipment Services, Inc., a Delaware corporation (“H&E Inc.”); and

(v)                                 The Bank of New York, a New York banking corporation, as Trustee under the Indenture to which reference is made below (the “Trustee”).

H&E LLC, H&E Finance, the Guarantors, H&E Inc. and the Trustee are herein together referred to as the “Parties”.

Recitals

A.                                   H&E LLC, H&E Finance, the Guarantors and the Trustee are parties to the Indenture dated as of June 17, 2002 (the “Indenture”), which Indenture governs the 12 1/2% Senior Subordinated Notes due 2013 (the “Notes”) issued pursuant thereto. H&E LLC and H&E Finance are together referred to in the Indenture as the “Company”.

B.                                     Each of H&E LLC and H&E Inc. is a wholly-owned subsidiary of H&E Holdings L.L.C., a Delaware limited liability company (“H&E Holdings”); and as such, H&E Inc. is an Affiliate of H&E LLC. H&E Holdings has no substantial assets (other than shares of the capital stock of H&E Inc. and the limited liability company membership interests of H&E LLC) or substantial liabilities. H&E Inc. has no substantial assets or substantial liabilities.

C.                                     For the purpose of incorporating H&E LLC under the laws of the State of Delaware, H&E LLC proposes to merge with and into H&E Inc., with H&E Inc. as the surviving corporation (the “Merger”). Contemporaneously with the Merger, H&E Holdings will also be merged with and into H&E Inc., with H&E Inc. as the surviving corporation. Pursuant to and upon the effectiveness of the Merger under the laws of the State of Delaware and the State of Louisiana (the “Effective Time of the Merger”), H&E Inc. will succeed to all of the liabilities and obligations of H&E LLC under the Indenture and the Notes and will expressly assume such liabilities and obligations under the Indenture and the Notes.

D.                                    Article 5 of the Indenture permits the Merger, and the Trustee is authorized under Section 9.01 of the Indenture to execute and deliver this Supplemental Indenture.

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E.                                      The Parties desire to execute and deliver this Supplemental Indenture to effect the substitution of H&E Inc. for H&E LLC under the Indenture and the Notes. The Board of Directors of each of H&E LLC, H&E Finance and H&E Inc. have authorized the execution of this Supplemental Indenture.

Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties mutually covenant, agree and consent, including without limitation for the equal and ratable benefit of the Holders of the Notes, as follows:

1.                                       Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.                                       No Default or Event of Default. H&E LLC, H&E Finance and H&E Inc. represent and warrant to the Trustee that (i) the Merger is being effected for the purpose of incorporating H&E LLC under the laws of the State of Delaware, and (ii) no Default or Event of Default will exist as of immediately after the Merger.

3.                                       Agreement to Substitute and Assumption. Upon the Effective Time of the Merger:

(i)                                     H&E Inc. shall succeed to and be substituted for H&E LLC, so that from and after the Effective Time of the Merger, all references in the Indenture and the Notes to the “Company” shall refer to H&E Inc. and H&E Finance (and not to H&E LLC and H&E Finance), and all references in the Indenture and the Notes to H&E LLC or to H&E LLC as the “Grantor” shall mean H&E Inc.];

(ii)                                  H&E Inc. assumes all of the liabilities and obligations of H&E LLC under the Indenture and the Notes; and

(iii)                               H&E Inc. may exercise every right and power of H&E LLC or the Company under the Indenture and the Notes with the same effect as if H&E Inc. had been named, together with H&E Finance, as the Company or as H&E LLC, as applicable, therein.

4.                                       NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.                                       Counterparts. The Parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.                                       Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

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7.                                       The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by H&E LLC, H&E Finance and H&E Inc..

8.                                       Effectiveness of this Supplemental Indenture. This Supplemental Indenture shall be effective as of the Effective Time of the Merger.

9.                                       Indenture Generally. Except as supplemented herein, the Indenture remains in full force and effect.

[Signature page follows]

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In witness whereof, the undersigned have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

H&E Equipment Services L.L.C.		H&E Finance Corp.

By:		By:
	John Engquist		John Engquist
	President		President

GNE Investments, Inc., as a Guarantor		Great Northern Equipment, Inc. , as a Guarantor

By:		By:
	John Engquist		John Engquist
	President		President

H&E Equipment Services, Inc.		The Bank of New York, as Trustee

By:		By:
	John Engquist	Print name:
	President	Print title: